EATON VANCE FLORIDA INSURED
                                 MUNICIPALS FUND
                       EATON VANCE HAWAII MUNICIPALS FUND
                     EATON VANCE HIGH YIELD MUNICIPALS FUND
                       EATON VANCE KANSAS MUNICIPALS FUND

                 Supplement to Prospectuses Dated June 1, 2004


Effective the date of this Supplement, each of the above Funds will invest its assets directly in securities. Formerly, each Fund invested its assets in a corresponding investment company (referred to as a Portfolio) that had the same investment objective and policies as each Fund. Each Fund's investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolios, will act as investment adviser to each Fund. The investment advisory fee paid remains unchanged.



September 10, 2004                                                     COMBHYSPS